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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 14, 2002




                             VERIZON NEW JERSEY INC.
             (Exact name of registrant as specified in its charter)


      New Jersey                            1-3488               22-1151770
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
      incorporation)                                         Identification No.)

      540 Broad Street
      Newark, New Jersey                                            07101
(Address of principal executive offices)                          (Zip Code)



       Registrant's telephone number, including area code: (973) 649-9900


                                 Not applicable
          (Former name or former address, if changed since last report)

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 Item 7.  Financial Statements and Exhibits

(c) Exhibits

26.1     Form of Invitation for Bids.



                                       2

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Verizon New Jersey Inc.


                                    By: /s/Edwin F. Hall
                                        ------------------------------------
                                        Edwin F. Hall

                                        Chief Financial Officer

Date:  January 14, 2002














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                                  EXHIBIT INDEX

Exhibit
Number

26.1     Form of Invitation for Bids